Consolidated Statements of Operations - USD ($)	12 Months Ended
	Oct. 31, 2025	Oct. 31, 2024
Net sales	$ 73,038,213	$ 66,674,099
Cost of goods sold	50,439,277	48,469,327
Gross profit	22,598,936	18,204,772
Selling, general and administrative expenses	22,968,584	21,500,547
Royalty expense, net	26,285	26,450
Amortization of intangible assets	54,399	54,062
Loss from operations	(450,332)	(3,376,287)
Other income (expense), net:
Interest expense	(1,005,276)	(1,166,630)
Gain on insurance proceeds, net	0	304,307
Other, net	31,051	49,101
Other expense, net	(974,225)	(813,222)
Loss before income taxes	(1,424,557)	(4,189,509)
Income tax expense	30,297	20,702
Net loss	$ (1,454,854)	$ (4,210,211)
Net loss per share - basic and diluted (in dollars per share)	$ (0.18)	$ (0.54)